Exhibit 10.1
     AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND WAIVER dated as of May 26, 2009 (this “Amendment and Waiver”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), LIBERTY STREET FUNDING LLC (“Liberty”), GOTHAM FUNDING CORPORATION (“Gotham”, and together with Liberty, the “Buyers”), THE BANK OF NOVA SCOTIA (“Scotia”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”, and together with Scotia, the “Managing Agents”) and THE BANK OF NOVA SCOTIA, as Administrative Agent (the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to a Second Amended and Restated Receivables Purchase Agreement dated as of April 30, 2008 (as from time to time amended prior to the date hereof, the “RPA”);
     WHEREAS, the parties desire to amend the RPA;
     NOW, THEREFORE, the parties agree as follows:
SECTION 1. DEFINITIONS
     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.
SECTION 2. WAIVER OF TERMINATION EVENTS
     The Administrative Agent, the Managing Agents and the Buyers each hereby waive any Termination Event arising under Section 10.01(r) of the RPA as a result of the average Default Ratio for the three consecutive Accounting Periods ended April 30, 2009 exceeding 3%.
     The Administrative Agent, the Managing Agents and the Buyers each hereby waive any Termination Event arising under Section 10.01(s) of the RPA as a result of the average Dilution Ratio for the three consecutive Accounting Periods ended April 30, 2009 exceeding 5%.
     The limited waivers set forth in this Amendment and Waiver shall be effective only in the specific instances and for the specific purposes for which expressly given herein and shall not be deemed to apply to any other event or circumstance.
SECTION 3. AMENDMENT OF RPA
     The parties hereto agree that, effective as of May 26, 2009:

(a)	The definition of “Commitment Termination Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “May 26, 2009” set forth therein with the date “June 12, 2009”.

(b)	The definition of “Expiration Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “May 26, 2009” set forth therein with the date “June 12, 2009”.

(c)	The definition of “Reserve Period” set forth in Section 1.01 of the RPA shall be amended by replacing the date “May 26, 2009” set forth therein with the date “June 12, 2009”.
SECTION 4. GOVERNING LAW
     THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).
SECTION 5. EXECUTION IN COUNTERPARTS
     This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment and Waiver. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.
SECTION 6. CONFIRMATION OF AGREEMENT
     Each of the parties to the RPA agree that, except as amended or waived hereby, the RPA continues in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment and Waiver, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of such effectiveness with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date). All references in any Purchase Document to the RPA on and after the date hereof shall be deemed to refer to the RPA as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their authorized officers as of the day and year first above written.

CMC RECEIVABLES, INC., as Seller		COMMERCIAL METALS COMPANY, as Servicer

By:	/s/ Louis Federle	By:	/s/ Murray R. McClean

	Name: Louis Federle		Name: Murray R. McClean
	Title: Treasurer		Title: President and Chief Executive Officer

THE BANK OF NOVA SCOTIA, as Managing Agent and Administrative Agent		LIBERTY STREET FUNDING LLC, as Buyer

By:	/s/ Michael Eden	By:	/s/ Bernard J. Angelo

	Name: Michael Eden		Name: Bernard J. Angelo
	Title: Director		Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Managing Agent		GOTHAM FUNDING CORPORATION, as Buyer

By:	/s/ Aditya Reddy	By:	/s/ Louise E. Colby

	Name: Aditya Reddy		Name: Louise E. Colby
	Title: VP and Manager		Title: Vice President
Signature Page to RPA Extension Amendment
May 2009

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC., d/b/a CMC STEEL TEXAS		SMI STEEL, INC., d/b/a CMC STEEL ALABAMA

By:	/s/ Murray R. McClean	By:	/s/ Murray R. McClean

	Authorized Signatory		Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA, d/b/a CMC STEEL SOUTH CAROLINA		CMC STEEL FABRICATORS, INC., d/b/a CMC JOIST

By:	/s/ Murray R. McClean	By:	/s/ Murray R. McClean

	Authorized Signatory		Authorized Signatory

HOWELL METAL COMPANY, d/b/a CMC HOWELL METAL

By:	/s/ Murray R. McClean

Authorized Signatory
Signature Page to RPA Extension Amendment
May 2009